EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Masakazu Kurushima, in my capacity as the President and Chief Executive Officer of California Steel Industries, Inc., for purposes of 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

the annual report on Form 10-K for the fiscal year ending December 31, 2004, filed by California Steel Industries, Inc., on March 28, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in such annual report fairly presents, in all material respects, the financial condition and results of operation of California Steel Industries, Inc.

Dated: March 28, 2005

By:	/s/ Masakazu Kurushima
Masakazu Kurushima,
President and Chief Executive Officer